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                                                                   EXHIBIT 10.08

                         BOARD REPRESENTATION AGREEMENT

                  BOARD REPRESENTATION AGREEMENT, dated as of January 4, 1996 (this "Agreement") among AMERICAN SECURITIES CAPITAL PARTNERS, L.P., a Delaware limited partnership ("ASCP"), J. CHRISTOPHER CHOCOLA, an individual ("Chris Chocola"), CARYL CHOCOLA, an individual ("Caryl Chocola"; together with Chris Chocola, the "Chocolas"), and CTB Holdings, Inc., a Delaware corporation (the "Corporation").

                                    RECITALS

                  WHEREAS, on the date hereof, 388,000 shares of the common stock of the Corporation ("Shares") are owned of record and beneficially by entities controlled by ASCP ("ASCP Affiliates") and 190,519 Shares are owned of record and beneficially by the Chocolas; and

                  WHEREAS, it is in the best interests of the parties hereto that certain aspects of ASCP's and the Chocolas' relationship with regard to the Corporation be set forth herein;

                  NOW, THEREFORE, in consideration of the foregoing and the mutual terms, conditions and agreements set forth herein, the parties hereto hereby agree as follows:

                                    ARTICLE I

                               BOARD OF DIRECTORS

                  SECTION 1.1 Board of Directors. The board of directors of the Corporation (the "Board") shall initially be composed of five directors. Each director shall have one vote. A quorum will be present if at least three directors are present at a meeting. At any meeting at which a quorum is present, the affirmative vote of a majority of the Board will be required in order for the Corporation to take any action.

                  SECTION 1.2 Election of Directors. (a) Upon each election of directors of the Board (except in the case of replacement directors, which is governed by paragraph (b) below), so long as the Chocolas beneficially own at least 20% of the outstanding Shares, the Chocolas will have the right to nominate two directors, of which one shall be Chris Chocola. For so long as the Chocolas are entitled to nominate directors to the Board pursuant to this
Section 1.2, ASCP shall cause the ASCP Affiliates to vote all Shares owned by them in favor of the Chocolas' nominees and take all other action to cause the Chocolas' nominees to be elected to the Board.

                  (b) Each director shall hold office until death, resignation, retirement or removal by the party that nominated such director. Notwithstanding anything contained in this Section 1.2(b) to the contrary, immediately upon the Chocolas no
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longer having the right to nominate directors to the Board, ASCP shall have the right to remove any directors from the Board and to designate his or her successor by giving written notice thereof to the Board.

                                   ARTICLE II
                                   TERMINATION

                  SECTION 2.1 Termination. This Agreement shall terminate on the earliest to occur of any of the following events: (i) when ASCP (or partners of ASCP) or ASCP Affiliates no longer own at least 20% of the outstanding Shares; or (ii) when the Chocolas no longer have the right to nominate directors to the Board.

                                   ARTICLE III
                                  MISCELLANEOUS

                  SECTION 3.1 Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof. Except as otherwise provided expressly herein, no modification, amendment or supplement to this Agreement shall be effective for any purpose unless in writing and signed by the parties hereto.

                  SECTION 3.2 Binding Effect; Assignments.(a) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

                  (b) The Chocolas hereby acknowledge that: (i) neither this Agreement nor the rights granted or obligations assumed hereunder shall be assigned or transferred, by operation of law or otherwise, by them, without the prior written consent of ASCP, and any purported assignment or transfer by them in contravention of this Section 3.2 shall be void and without effect; and (ii) ASCP may assign or transfer, by operation of law or otherwise, this Agreement and the rights granted and obligations assumed hereunder.

                  SECTION 3.3 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

                  SECTION 3.4 No Waiver; Remedies. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or future exercise thereof or the exercise of any other right. The remedies herein are cumulative and not exclusive of any remedies provided by law.
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             SECTION 3.5 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including telecopy) and shall be given:

             (a)    if to ASCP or the Corporation to:

                    c/o American Securities Capital Partners, L.P, 122 East 42nd Street
                    New York, New York 10168
                    Attention: Michael G. Fisch

             With a copy to:

                    Simpson Thacher & Bartlett
                    425 Lexington Avenue
                    New York, New York 10017
                    Attention: Richard C. Weisberg, Esq.

             (b)    if to the Chocolas:

                    c/o J. Christopher Chocola
                    CTB, Inc.
                    State Road 15 North
                    Post Office Box 2000
                    Milford, Indiana 46542

             With a copy to:

                    Yoder, Ainlay, Ulmer a Buckingham
                    P.O. Box 575
                    Goshen, Indiana 46527
                    Attention; Gordon Lord

or at such other address as any party shall have specified by notice in writing to the others.

             SECTION 3.6 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

             SECTION 3.7 Counterparts. This Agreement may be executed in counterparts, each of which when executed and delivered shall be an original and all of which when taken together shall constitute one and the same instrument.
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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be executed by their respective, duly authorized officers, as of the day and year first above written.

                                       AMERICAN SECURITIES CAPITAL
                                       PARTNERS, L.P.

                                            By its General Partner
                                            AMERICAN SECURITIES CAPITAL
                                            PARTNER GP CORP.


                                            By: /s/ David Horing
                                               --------------------------------
                                            Name: David Horing
                                            Title: Principal


                                       /s/ J. Christopher Chocola
                                       ----------------------------------------
                                       J. CHRISTOPHER CHOCOLA


                                       /s/ Caryl Chocola
                                       ----------------------------------------
                                       CARYL CHOCOLA


                                       CTB HOLDINGS, INC.


                                       By: /s/ David Horing
                                          -------------------------------------
                                          Name: David Horing
                                          Title: Principal